UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
        November 9, 2007

AMEREN CORPORATION
(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.

On November 9, 2007, Ameren Corporation (the “Registrant”) issued a press release announcing its earnings for the quarterly period ended September 30, 2007.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.  The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act.

The information contained in Exhibit 99.2 shall be deemed filed for purposes of Section 18 of the Exchange Act and shall be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act or the Exchange Act.

ITEM 8.01  Other Events.

In its press release dated November 9, 2007, the Registrant disclosed the following unaudited consolidated financial statements:  Statement of Income for the three months and nine months ended September 30, 2007 and September 30, 2006, Statement of Cash Flows for the nine months ended September 30, 2007 and September 30, 2006 and Balance Sheet at September 30, 2007 and December 31, 2006.  The foregoing consolidated financial statements are attached as Exhibit 99.2 and the Registrant hereby incorporates such consolidated financial statements into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number:	Title:

99.1	Press release regarding earnings for the quarterly period ended September 30, 2007, issued on November 9, 2007 by Ameren Corporation.

99.2*
Ameren Corporation’s Unaudited Consolidated Statement of
Income for the three months and nine months ended
September 30, 2007 and September 30, 2006, Unaudited
Consolidated Statement of Cash Flows for the nine months
ended September 30, 2007 and September 30, 2006 and
Unaudited Consolidated Balance Sheet at September 30, 2007
and December 31, 2006.

__________________
* Exhibit 99.2 is intended to be deemed filed rather than furnished pursuant to General Instruction B.2. of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

 /s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date:  November 9, 2007

Exhibit Index

Exhibit Number:	Title:

99.1	Press release regarding earnings for the quarterly period ended September 30, 2007, issued on November 9, 2007 by Ameren Corporation.

99.2
Ameren Corporation’s Unaudited Consolidated Statement of
Income for the three months and nine months ended
September 30, 2007 and September 30, 2006, Unaudited
Consolidated Statement of Cash Flows for the nine months
ended September 30, 2007 and September 30, 2006 and
Unaudited Consolidated Balance Sheet at September 30, 2007
and December 31, 2006.

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